Filed Pursuant to Rule 497

File Nos 333-149351 & 811-22185

INDEXIQ TRUST

IQ Hedge Multi-Strategy Plus Fund

Class A Shares

Class I Shares

___________

Supplement dated April 13, 2016 to the Statement of Additional Information (“SAI”)

of the Fund, dated August 28, 2015

Effective immediately, the following is added to ADDITIONAL INFORMATION ABOUT CLASS A AND CLASS I SHARES section of the SAI.

CONVERSIONS BETWEEN SHARE CLASSES

You generally may also elect on a voluntary basis to convert your Class A shares that are no longer subject to a CDSC into Class I shares of the Fund, subject to satisfying the eligibility requirements of Class I shares.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion of Class A shares to Class I shares. You may be required to provide sufficient information to establish eligibility to convert to Class I shares. A permissible conversion will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the Fund expects that a conversion between share classes of the Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in the Fund. The Fund may change, suspend or terminate this conversion feature at any time.

Investors Should Retain This Supplement for Future Reference